Exhibit 99.1

FOR IMMEDIATE DISTRIBUTION

Company Contact:	Investor Relations Contacts:	Media Contact:
AngioDynamics Inc. Caitlin Stefanik (518) 795-1418 cstefanik@angiodynamics.com	FTI Consulting Jim Polson (312) 553-6730 Jim.Polson@fticonsulting.com, Kotaro Yoshida (212) 850-5690 Kotaro.Yoshida@fticonsulting.com	FTI Consulting Kimberly Ha (212) 850-5612 kimberly.ha@fticonsulting.com

AngioDynamics Reports Fiscal 2017 First Quarter Results

•	Q1 net sales of $88.1 million, up 5% year-over-year
•	Q1 GAAP earnings per share of $0.04; non-GAAP adjusted EPS of $0.17
•	Q1 operating cash generation of $7.4 million
•	FY2017 guidance remains unchanged

ALBANY, N.Y., October 5, 2016 (GLOBE NEWSWIRE) – AngioDynamics (NASDAQ:ANGO), a leading provider of innovative, minimally invasive medical devices for vascular access, surgery, peripheral vascular disease and oncology, today reported first quarter financial results for the 2017 fiscal quarter ended August 31, 2016.

“I’m pleased with our first quarter performance, which lays the foundation for continued positive momentum in fiscal 2017,” said Jim Clemmer, President and Chief Executive Officer of AngioDynamics. “These results were primarily driven by growth in the Peripheral Vascular franchise as a result of opportunities created by the Cook Medical recall. Looking across the business, we also delivered a solid performance in BioFlo Midline and Dialysis in the Vascular Access franchise, and growth for NanoKnife and Microwave in Oncology/Surgery. As we move through fiscal 2017, we remain committed to executing on our long-term strategy of pursuing initiatives where we have a clear competitive advantage, focusing on driving operational efficiency and developing products that improve patient outcomes and lessen the burden on the provider and healthcare system.”

First Quarter 2017 Financial Results
Net sales for the fiscal first quarter were $88.1 million, an increase of 5% compared with $83.8 million a year ago. Currency did not have an impact in the quarter.

The following comparisons exclude the Boston Scientific supply agreement.

Peripheral Vascular net sales in the first quarter were $51.4 million compared to $47.1 million in the fiscal year 2016 first quarter. Vascular Access net sales in the first quarter were $25.0 million compared to $24.6 million a year ago. Oncology/Surgery net sales in the first quarter were $11.1

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million compared to $11.3 million in the fiscal year 2016 first quarter. Overall U.S. net sales in the first quarter were $71.8 million compared to $68.4 million in the year ago first quarter. Overall International net sales in the first quarter were $15.7 million compared to $14.7 million a year ago.

In the first quarter of fiscal 2017 the Company recorded net income of $1.3 million, or $0.04 on a per share basis, driven by volume growth and continued margin improvement. The Company recorded a net loss of $0.8 million, or $0.02 on a per share basis, in the first quarter of fiscal 2016. Excluding the items shown in the attached quarterly non-GAAP reconciliation table, adjusted net income for the first quarter was $6.4 million, or $0.17 per share, compared to an adjusted net income of $4.0 million, or $0.11 per share, in the first quarter of fiscal 2016.

Adjusted EBITDA in the first quarter of fiscal 2017, excluding the items shown in the attached reconciliation table, was $14.9 million, or $0.40 per share, compared to $11.6 million, or $0.32 per share, in the first quarter of fiscal 2016.

In the first quarter of fiscal 2017, the Company generated $7.4 million in operating cash flow and $7.0 million in free cash flow. As of August 31, 2016, cash and cash equivalents were $37.4 million and gross debt was $118.9 million excluding the net impact of deferred financing costs.

“In addition to delivering solid financial performance in revenue and EPS, we continued to generate strong free cash flow in the first quarter,” said Michael Greiner, Chief Financial Officer of AngioDynamics. “Going forward we will remain focused on improving our operating performance and free cash flow generation.  By doing so, we will be able to support long-term value creation for our stakeholders by strategically investing in growth opportunities and further strengthening our balance sheet.”

Fiscal Year 2017 Financial Guidance
The Company announced its FY2017 guidance will remain unchanged, with net sales guidance of $355 million to $360 million and adjusted EPS of $0.62 to $0.65. The Company reiterated its FY2017 free cash flow guidance of greater than $30 million.

Conference Call
AngioDynamics will host a conference call today at 8:00am ET to discuss its first quarter results. To participate in the live call by telephone, please call 888-211-0353 and reference the Conference ID: 8618019. In addition, a live webcast and archived replay of the call will be available at investors.angiodynamics.com/events. To access the live webcast, please go to the website 15-minutes prior its start to register, download and install the necessary software.

Use of Non-GAAP Measures
Management uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics' business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this news release, AngioDynamics has reported net sales excluding a supply agreement; adjusted sales growth; adjusted EBITDA (income before interest, taxes, depreciation and

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amortization); adjusted gross profit; adjusted net income and adjusted earnings per share. Additionally, this press release evaluates results on a constant currency basis. As a non-GAAP measure, constant currency excludes the impact of foreign currency exchange rate fluctuations. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics' performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics' underlying business. Management encourages investors to review AngioDynamics' financial results prepared in accordance with GAAP to understand AngioDynamics' performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics' financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

About AngioDynamics
AngioDynamics Inc. is a leading provider of innovative, minimally invasive medical devices used by professional healthcare providers for vascular access, surgery, peripheral vascular disease and oncology. AngioDynamics' diverse product lines include market-leading ablation systems, fluid management systems, vascular access products, angiographic products and accessories, angioplasty products, drainage products, thrombolytic products and venous products. More information is available at AngioDynamics.com.

Trademarks
AngioDynamics, the AngioDynamics logo, BioFlo and NanoKnife are trademarks and/or registered trademarks of AngioDynamics Inc., an affiliate or a subsidiary.

Safe Harbor
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics' expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as "expects," "reaffirms," "intends," "anticipates," "plans," "believes," "seeks," "estimates," "optimistic," or variations of such words and similar expressions, are forward-looking statements. These forward looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics' technology or assertions that AngioDynamics' technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability

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claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics' SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2016. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.
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ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	Three months ended
	August 31,	August 31,
	2016	2015
	(unaudited)

Net sales	$88,098	$83,753
Cost of sales (exclusive of intangible amortization)	43,066	40,382
Gross profit	45,032	43,371
% of net sales	51.1%	51.8%

Operating expenses
Research and development	6,709	6,129
Sales and marketing	19,488	21,200
General and administrative	8,168	7,914
Amortization of intangibles	4,235	4,415
Change in fair value of contingent consideration	443	355
Acquisition, restructuring and other items, net	2,417	2,143
Medical device excise tax	-	1,003
Total operating expenses	41,460	43,159
Operating income (loss)	3,572	212
Other income (expense), net	(669)	(917)
Income (loss) before income taxes	2,903	(705)
Income tax expense (benefit)	1,603	70
Net income (loss)	$1,300	$(775)

Earnings (loss) per share
Basic	$0.04	$(0.02)
Diluted	$0.04	$(0.02)

Weighted average shares outstanding
Basic	36,319	35,960
Diluted	36,698	35,960

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(in thousands, except per share data)

Reconciliation of Gross Profit to non-GAAP Adjusted Gross Profit

	Three months ended
	August 31,	August 31,
	2016	2015
	(unaudited)

Gross profit	$45,032	$43,371

Recall expenses included in cost of sales	-	(27)
Adjusted gross profit	$45,032	$43,344
Adjusted gross profit % of sales	51.1%	51.8%

Reconciliation of Net Income to non-GAAP Adjusted Net Income:

	Three months ended
	August 31,	August 31,
	2016	2015
	(unaudited)

Net income (loss)	$1,300	$(775)

Recall expenses included in cost of sales	-	(27)
Amortization of intangibles	4,235	4,415
Change in fair value of contingent consideration	443	355
Acquisition, restructuring and other items, net (1)	2,417	2,143
Tax effect of non-GAAP items (2)	(1,996)	(2,155)
Adjusted net income	$6,399	$3,956

Reconciliation of Diluted Earnings Per Share to non-GAAP Adjusted Diluted Earnings Per Share:

	Three months ended
	August 31,	August 31,
	2016	2015
	(unaudited)

Diluted earnings (loss) per share	$0.04	$(0.02)

Amortization of intangibles	0.11	0.12
Change in fair value of contingent consideration	0.01	0.01
Acquisition, restructuring and other items, net (1)	0.06	0.06
Tax effect of non-GAAP items (2)	(0.05)	(0.06)
Adjusted diluted earnings per share	$0.17	$0.11

Adjusted diluted sharecount	36,698	36,537

(1) Includes costs related to mergers and acquisition activities, integrations, restructurings, debt refinancings, litigation, and other items.
(2) Represents the net tax effect of non-GAAAP adjustments.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION (Continued)
(in thousands, except per share data)

Reconciliation of Net Income to EBITDA and Adjusted EBITDA:

	Three months ended
	August 31,	August 31,
	2016	2015
	(unaudited)

Net income (loss)	$1,300	$(775)

Income tax (expense) benefit	1,603	70
Other (income) expense, net	669	917
Depreciation and amortization	6,042	6,993
EBITDA	9,614	7,205

Recall expenses included in cost of sales	-	(27)
Change in fair value of contingent consideration	443	355
Acquisition, restructuring and other items, net (1,2)	2,417	1,766
Credit card fees	694	641
Stock-based compensation	1,684	1,626
Adjusted EBITDA	$14,852	$11,566

Per diluted share:
EBITDA	$0.26	$0.20
Adjusted EBITDA	$0.40	$0.32

(1) Includes costs related to mergers and acquisition activities, integrations, restructurings, debt refinancings, litigation, and other items.
(2) Excludes depreciation expense captured in the depreciation and amortization component of the reconciliation.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRELIMINARY NET SALES BY PRODUCT CATEGORY AND BY GEOGRAPHY
(unaudited in thousands)

	Three months ended
				Currency	Constant
	August 31,	August 31,	%	Impact	Currency
	2016	2015	Growth	(Pos) Neg	Growth

Net Sales by Product Category
Peripheral Vascular	$51,409	$47,106	9%
Vascular Access	25,005	24,645	1%
Oncology/Surgery	11,064	11,334	-2%
Total Excluding Supply Agreement	87,478	83,085	5%	0%	5%
Supply Agreement	620	668	-7%	0%	-7%
Total	$88,098	$83,753	5%	0%	5%
	0	0

Net Sales by Geography
United States	$71,753	$68,369	5%	0%	5%
International	15,725	14,716	7%	1%	8%
Supply Agreement	620	668	-7%	0%	-7%
Total	$88,098	$83,753	5%	0%	5%

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands)

	August 31,	May 31,
	2016	2016
	(unaudited)	(unaudited)
Assets
Current Assets
Cash and cash equivalents	$37,411	$32,333
Marketable securities	1,647	1,653
Total cash and investments	39,058	33,986

Accounts receivable, net	50,124	52,867
Inventories	58,274	55,370
Prepaid income taxes	568	788
Prepaid expenses and other	4,258	3,243
Total current assets	152,282	146,254

Property, plant and equipment, net	47,230	48,284
Other non-current assets	3,605	3,827
Intangible assets, net	162,342	166,577
Goodwill	361,252	361,252
Total Assets	$726,711	$726,194

Liabilities and Stockholders' Equity
Accounts payable	$15,648	$15,616
Accrued liabilities	19,214	21,896
Income taxes payable	16	46
Current portion of long-term debt	17,500	16,250
Current portion of contingent consideration	13,053	12,919
Total current liabilities	65,431	66,727
Long-term debt, net of current portion	100,652	104,291
Deferred income taxes, long-term	23,246	21,684
Contingent consideration, net of current portion	23,565	25,356
Other long-term liabilities	1,100	908
Total Liabilities	213,994	218,966

Stockholders' equity	512,717	507,228
Total Liabilities and Stockholders' Equity	$726,711	$726,194

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three months ended
	August 31,	August 31,
	2016	2015
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income (loss)	$1,300	$(775)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	6,153	7,113
Stock-based compensation	1,684	1,626
Change in fair value of contingent consideration	443	355
Fixed and intangible asset impairments and disposals	45	220
Deferred income taxes	1,565	(208)
Change in accounts receivable allowance	(197)	109
Other	18	(13)
Changes in operating assets and liabilities, net of acquisitions:
Receivables	2,822	5,925
Inventories	(3,049)	(6,922)
Prepaid and other assets	(869)	(2,605)
Accounts payable and accrued liabilities	(2,475)	(126)
Net cash provided by (used in) operating activities	7,440	4,699

Cash flows from investing activities:
Additions to property, plant and equipment	(481)	(743)
Net cash provided by (used in) investing activities	(481)	(743)

Cash flows from financing activities:
Repayment of long-term debt	(2,500)	(1,250)
Payment of Contingent Consideration	(2,100)	(2,100)
Proceeds from exercise of stock options and ESPP	2,803	1,279
Net cash provided by (used in) financing activities	(1,797)	(2,071)

Effect of exchange rate changes on cash	(84)	(8)
Increase (Decrease) in cash and cash equivalents	5,078	1,877

Cash and cash equivalents
Beginning of period	32,333	18,391
End of period	$37,411	$20,268